UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: August 30, 2007
(Date of earliest event reported)

ROYAL INVEST INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware --------------------------------	000-27097 --------------------------------	98-021578 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Avenue of the Americas, 24th Floor
New York, NY 10019-4702
----------------------------------
(Address of principal executive offices) (Zip Code)

(203) 557-3845
---------------------------------------------------------------
(Registrant’s telephone no., including area code)

---------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On or about the 30th day of August 2006 the Registrant received a written notice from the Bank of Scotland that the Bank's Executive Board has preliminarily approved the Registrant's € 100,000,000 funding requirement from the Bank as outlined in the term sheet as was issued by the Bank on May 25, 2007 a copy of which was filed with the SEC on Form 8-K dated August 13, 2007.  The Bank is now progressing with its due diligence process with a view to secure full credit approval as soon as possible.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL INVEST
(Registrant)

Date: August 30, 2007	By: /s/ JERRY GRUENBAUM
Jerry Gruenbaum
Chief Executive Officer
(Duly Authorized Officer)

Date: August 30, 2007	By: /s/ NATHAN LAPKIN
Nathan Lapkin
Chief Financial Officer
and President
(Principal Financial
and Accounting Officer)